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                                                                    Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Key Energy Services, Inc.


     We consent to the use of our report incorporated herein by reference.


                                            /s/ KPMG LLP
                                            KPMG LLP

Midland, Texas
March 9, 2001